Exhibit 99.1

COMPUCREDIT REPORTS THIRD QUARTER RESULTS

ATLANTA, GA, November 5, 2007 – CompuCredit (NASDAQ: CCRT) reported third quarter 2007 managed earnings of $46.5 million, or $0.95 per fully diluted share, as compared to managed earnings of $53.4 million, or $1.07 per fully diluted share for the third quarter of 2006.

Under GAAP, CompuCredit reported a third quarter 2007 net loss of $53.2 million, or $1.10 per fully diluted common share, as compared to net income of $38.8 million, or $0.78 per common share for the third quarter of 2006.

Third quarter 2007 results include an after-tax net loss of $21.2 million (or $0.43 per fully diluted share) resulting from investments in third-party asset-backed securities owned by one of CompuCredit’s subsidiaries.

“CompuCredit once again experienced tremendous account growth as we added over 500,000 net new customer accounts through a variety of distribution channels,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. “We also executed $500 million in capital markets funding during the quarter and continue to focus on ways to deploy our capital in ways that generate strong returns for our shareholders.”

CompuCredit’s net interest margin was 18.6 percent in the third quarter of 2007, as compared to 26.0 percent for the third quarter of 2006 and 18.9 percent in the second quarter of this year. The other income ratio was 17.2 percent in the third quarter of 2007, as compared to 15.7 percent for the third quarter of 2006 and 12.3 percent in the previous quarter. The adjusted charge-off rate was 10.2 percent in the third quarter of 2007, as compared to 9.4 percent for the third quarter of 2006 and 9.2 percent in the previous quarter. As of September 30, 2007, the 60-plus day delinquency rate was 14.6 percent, as compared to 14.0 percent as of September 30, 2006 and 13.2 percent as of June 30, 2007.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its on-balance-sheet, non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on this “managed basis.” It is also important to analysts, investors and others that CompuCredit provide selected metrics and data on a managed basis because this allows a more accurate comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances for the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that a majority of CompuCredit’s loans and fees receivable (i.e., all but $1.7 billion of GAAP loans and fees receivable at gross face value) had been sold in securitization transactions as of September 30, 2007; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that CompuCredit manages for its equity-method investees; and (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results.

* * * * *

Further details regarding CompuCredit’s third quarter 2007 financial performance will be discussed during management’s conference call on Monday, November 5, 2007 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.compucredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Investor Relations Jay Putnam 770.828.2612 Jay.Putnam@CompuCredit.com Media Relations Tom Donahue 770.828.1577 Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006
Common Share Statistics
Net (Loss) Income Per Common Share—Basic	($1.10)	($0.23)	$0.80
Net (Loss) Income Per Common Share—Diluted	($1.10)	($0.23)	$0.78
Book Value Per Common Share Outstanding (Period End)	$16.23	$17.20	$17.65
Stock Price Per Share (Period End)	$21.71	$35.02	$30.21
Total Market Capitalization (Period End)	$1,068,393	$1,722,564	$1,491,052
Shares Outstanding (Period End)(1)	49,212	49,188	49,356
Weighted Average Shares Outstanding—Basic	48,506	48,485	48,742
Weighted Average Shares Outstanding—Diluted	48,506	48,485	50,022

Average Managed Receivables Statistics
Average Managed Receivables	$4,046,715	$3,806,816	$2,719,653
Average Shareholders' Equity	$822,453	$847,573	$850,549
GAAP Return on Average Managed Receivables	-5.3%	-1.2%	5.7%
GAAP Return on Average Equity (ROE)	-25.9%	-5.2%	18.3%
Net Interest Margin	18.6%	18.9%	26.0%
Other Income Ratio	17.2%	12.3%	15.7%
Net Charge-Off Rate	13.9%	16.4%	10.1%
Adjusted Charge-Off Rate	10.2%	9.2%	9.4%
Adjusted Charge Offs	$102,778	$87,200	$63,596
Risk Adjusted Margin	25.3%	21.8%	32.0%
Operating Ratio	14.1%	14.4%	15.9%

Period-End Managed Receivables Statistics
Total Managed Receivables	$4,173,979	$3,897,701	$2,754,125
Delinquency Rate (60+ days)	14.6%	13.2%	14.0%
Number of Accounts	5,528	4,999	3,773
Shareholders' Equity	$798,736	$846,169	$871,217
Equity to Managed Receivables Ratio	19.1%	21.7%	31.6%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at September, 30, 2007, June 30, 2007 and September 30, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	September 30, 2007	December 31, 2006
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $163,083 at September 30, 2007 and $15,104 at December 31, 2006)	$362,300	$110,412
Securitized earning assets	617,691	801,715
Non-securitized earning assets, net:
Loans and fees receivable, net of $187,631 and $118,005 in deferred revenue and $422,281 and $225,319 in allowances for uncollectible loans and fees receivable at September 30, 2007 and December 31, 2006, respectively	1,053,859	653,716
Investments in previously charged-off receivables	13,233	12,871
Investments in securities	35,192	141,657
U.S. government securities resale agreements	—	50,577
Deferred costs, net	26,602	25,762
Software, furniture, fixtures and equipment, net	92,694	63,986
Investments in equity-method investees	65,937	83,038
Intangibles, net	11,542	12,382
Goodwill	152,504	120,115
Prepaid expenses and other assets	47,012	37,666

Total assets	$2,478,566	$2,113,897

Liabilities
Accounts payable and accrued expenses	$135,153	$112,453
Notes payable and other borrowings	864,919	358,694
Convertible senior notes	550,000	550,000
Deferred revenue, primarily from forward flow agreement	41,764	55,260
Current and deferred income tax liabilities	51,917	112,983

Total liabilities	1,643,753	1,189,390

Minority interests	36,077	40,567

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 61,924,906 shares issued and 54,890,292 shares outstanding at September 30, 2007 (including 5,677,950 loaned shares to be returned); and 59,464,216 shares issued and 55,093,686 shares outstanding at December 31, 2006 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	410,919	321,010
Treasury stock, at cost, 7,034,614 and 4,370,530 shares at September 30, 2007 and December 31, 2006, respectively	(207,818)	(124,084)
Warrants	—	25,610
Accumulated other comprehensive income	4,896	12
Retained earnings	590,739	661,392

Total shareholders’ equity	798,736	883,940

Total liabilities and shareholders’ equity	$2,478,566	$2,113,897

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Interest income:
Consumer loans, including past due fees	$125,029	$94,741	$77,003	$300,404	$195,782
Other	4,702	6,853	4,524	17,065	13,479

Total interest income	129,731	101,594	81,527	317,469	209,261
Interest expense	(22,459)	(17,079)	(12,573)	(55,322)	(36,944)

Net interest income before fees and related income on non—securitized earning assets and provision for loan losses	107,272	84,515	68,954	262,147	172,317
Fees and related income on non-securitized earning assets	217,709	166,881	152,188	555,741	416,327
Provision for loan losses	(302,253)	(203,219)	(135,040)	(639,912)	(340,802)

Net interest income, fees and related income on non-securitized earning assets	22,728	48,177	86,102	177,976	247,842

Other operating income:
Fees and related income on securitized earning assets	29,642	71,988	50,837	121,332	146,446
Servicing income	26,273	27,191	19,908	72,359	71,289
Ancillary and interchange revenues	19,197	18,563	9,857	49,521	29,095
Equity in income of equity-method investees	7,648	9,580	42,164	26,947	93,711

Total other operating income	82,760	127,322	122,766	270,159	340,541

Other operating expense:
Salaries and benefits	20,431	17,841	16,409	56,881	43,828
Card and loan servicing	80,213	78,959	62,571	228,644	183,548
Marketing and solicitation	39,855	50,907	26,348	127,403	79,500
Depreciation	9,242	10,624	7,875	29,985	22,749
Goodwill impairment	—	—	—	—	10,546
Other	37,647	33,587	28,662	106,760	83,617

Total other operating expense	187,388	191,918	141,865	549,673	423,788

(Loss) income before minority interests and income taxes	(81,900)	(16,419)	67,003	(101,538)	164,595
Minority interests	(1,257)	(794)	(6,363)	(2,763)	(11,829)

(Loss) income before income taxes	(83,157)	(17,213)	60,640	(104,301)	152,766
Income tax benefit (expense)	29,936	6,197	(21,830)	37,548	(54,996)

Net (loss) income	$(53,221)	$(11,016)	$38,810	$(66,753)	$97,770

Net (loss) income per common share—basic	$(1.10)	$(0.23)	$0.80	$(1.36)	$2.01

Net (loss) income per common share—diluted	$(1.10)	$(0.23)	$0.78	$(1.36)	$1.94

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended September 30, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$(22,036)	$15,565	$20,754	$4,879	$3,566	$22,728

Total other operating income	$81,692	$365	$—	$703	$—	$82,760

(Loss) income before income taxes	$(77,172)	$10,071	$888	$(11,710)	$(5,234)	$(83,157)

Loans and fees receivable, gross	$1,227,130	$18,755	$93,734	$309,596	$14,556	$1,663,771

Loans and fees receivable, net	$669,742	$14,297	$82,592	$276,173	$11,055	$1,053,859

Total assets	$1,776,065	$45,831	$208,959	$370,191	$77,520	$2,478,566

Three Months Ended September 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$38,963	$12,410	$23,883	$9,259	$1,587	$86,102

Total other operating income	$122,089	$143	$325	$209	$—	$122,766

Income (loss) before income taxes	$52,114	$8,359	$3,431	$2,652	$(5,916)	$60,640

Loans and fees receivable, gross	$577,251	$9,043	$86,073	$145,718	$11,104	$829,189

Loans and fees receivable, net	$341,776	$6,909	$76,879	$120,681	$8,376	$554,621

Total assets	$1,650,031	$35,614	$219,619	$164,025	$34,435	$2,103,724

Nine Months Ended September 30, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$30,525	$48,925	$64,691	$27,372	$6,463	$177,976

Total other operating income	$267,176	$1,148	$—	$1,835	$—	$270,159

(Loss) income before income taxes	$(108,875)	$32,419	$4,568	$(15,366)	$(17,047)	$(104,301)

Loans and fees receivable, gross	$1,227,130	$18,755	$93,734	$309,596	$14,556	$1,663,771

Loans and fees receivable, net	$669,742	$14,297	$82,592	$276,173	$11,055	$1,053,859

Total assets	$1,776,065	$45,831	$208,959	$370,191	$77,520	$2,478,566

Nine Months Ended September 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$131,588	$32,923	$55,840	$27,142	$349	$247,842

Total other operating income	$333,744	$312	$5,840	$620	$25	$340,541

Income (loss) before income taxes	$164,299	$20,380	$(14,333)	$6,686	$(24,266)	$152,766

Loans and fees receivable, gross	$577,251	$9,043	$86,073	$145,718	$11,104	$829,189

Loans and fees receivable, net	$341,776	$6,909	$76,879	$120,681	$8,376	$554,621

Total assets	$1,650,031	$35,614	$219,619	$164,025	$34,435	$2,103,724

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Nine Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
GAAP net (loss) income as reported	$(53,221)	$(11,016)	$38,810	$(66,753)	$97,770
Securitization adjustment, net of tax	(2,368)	(18,448)	3,149	(28,758)	10,698
Provision to charge off adjustment, net of tax	102,083	41,747	11,415	144,829	48,532

Managed net (loss) income	$46,494	$12,283	$53,374	$49,318	$157,000

Managed net (loss) income per common share	$0.95	$0.25	$1.07	$0.99	$3.12

	For The Three Months Ended September 30, 2007			For The Three Months Ended September 30, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$125,029	$63,547	$188,576	$77,003	$99,482	$176,485
Net interest expense	(17,757)	13,828	(3,929)	(8,049)	5,581	(2,468)
Provision / charge offs	(302,253)	199,476	(102,777)	(135,040)	71,472	(63,568)
Other operating income	300,469	(126,270)	174,199	274,954	(168,156)	106,798
Marketing expense	(39,855)	—	(39,855)	(26,348)	—	(26,348)
Ancillary product expense	(683)	—	(683)	(720)	—	(720)
Operating expenses	(146,850)	3,966	(142,884)	(114,797)	8,014	(106,783)
Minority interests	(1,257)	1,257	—	(6,363)	6,363	—

Pre-tax net (loss) income	(83,157)	155,804	72,647	60,640	22,756	83,396
Income tax benefit (expense)	29,936	(56,089)	(26,153)	(21,830)	(8,192)	(30,022)

Net (loss) income	$(53,221)	$99,715	$46,494	$38,810	$14,564	$53,374

Weighted average shares outstanding	48,506	48,987	48,987	50,022	50,022	50,022

Net (loss) income per common share	$(1.10)	$2.05	$0.95	$0.78	$0.29	$1.07

Gross loans and fees receivable	$1,663,771	$2,510,208	$4,173,979	$829,189	$1,924,936	$2,754,125

	For The Nine Months Ended September 30, 2007			For The Nine Months Ended September 30, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$300,404	$197,430	$497,834	$195,782	$291,303	$487,085
Net interest expense	(38,257)	28,678	(9,579)	(23,465)	14,307	(9,158)
Provision / charge offs	(639,912)	359,644	(280,268)	(340,802)	178,206	(162,596)
Other operating income	825,900	(419,913)	405,987	756,868	(419,897)	336,971
Marketing expense	(127,403)	—	(127,403)	(79,500)	—	(79,500)
Ancillary product expense	(1,761)	—	(1,761)	(2,456)	—	(2,456)
Operating expenses	(420,509)	12,759	(407,750)	(341,832)	16,798	(325,034)
Minority interests	(2,763)	2,763	—	(11,829)	11,829	—

Pre-tax net (loss) income	(104,301)	181,361	77,060	152,766	92,546	245,312
Income tax benefit (expense)	37,548	(65,290)	(27,742)	(54,996)	(33,316)	(88,312)

Net (loss) income	$(66,753)	$116,071	$49,318	$97,770	$59,230	$157,000

Weighted average shares outstanding	49,078	49,687	49,687	50,307	50,307	50,307

Net (loss) income per common share	$(1.36)	$2.34	$0.99	$1.94	$1.18	$3.12

Gross loans and fees receivable	$1,663,771	$2,510,208	$4,173,979	$829,189	$1,924,936	$2,754,125

	For The Three Months Ended June 30, 2007
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$94,741	$84,695	$179,436
Net interest expense	(10,226)	8,011	(2,215)
Provision / charge offs	(203,219)	116,019	(87,200)
Other operating income	294,203	(176,845)	117,358
Marketing expense	(50,907)	—	(50,907)
Ancillary product expense	(593)	—	(593)
Operating expenses	(140,418)	3,732	(136,686)
Minority interests	(794)	794	—

Pre-tax net (loss) income	(17,213)	36,406	19,193
Income tax benefit (expense)	6,197	(13,107)	(6,910)

Net (loss) income	$(11,016)	$23,299	$12,283

Weighted average shares outstanding	48,485	49,069	49,069

Net income per common share	$(0.23)	$0.48	$0.25

Gross loans and fees receivable	$1,360,080	$2,537,621	$3,897,701